Third Quarter 2025 Earnings Conference Call October 15, 2025 Exhibit 99.1

1 Cautionary Statement Regarding Forward-Looking and non-GAAP Financial Information Our earnings conference call presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on our corporate website. The presentation contains forward-looking statements regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations, including sustainability strategy. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward- looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these as well as other factors in our most recent Form 10-K, any subsequent Form 10-Qs, and any subsequent SEC filings. Our forward-looking statements may also be subject to risks and uncertainties including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake any obligation to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. We include non-GAAP financial information in this presentation. Reconciliations for such financial information may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results, and with respect to adjusted metrics, because we believe they better reflect the ongoing financial results and trends of our businesses and increase comparability of period-to-period results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results. References to our corporate website are to www.pnc.com under “About - Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation.

2 Strong 3Q25 Results Net Income of $1.8 billion, or $4.35 Diluted Earnings per Share  Record revenue including higher NII and broad-based fee growth  Expenses well-controlled; 59% efficiency ratio1  Increased loans and deposits  Strong credit quality; 0.22% net loan charge-off ratio2  Increased liquidity and capital positions  Announced agreement to acquire FirstBank, positioning us for accelerated growth in key strategic markets Note: Comparison made to linked quarter unless otherwise noted. NII = net interest income. PPNR = Pretax, pre-provision earnings. ROTCE = Return on average tangible common equity. For non-GAAP figures, see reconciliation in the appendix. Footnotes are presented on slide 26. +4% Total Revenue +9% Fee Income (non-GAAP) +8% PPNR (non-GAAP) 10.6% Basel III CET1 Capital Ratio3 3Q25 Financial Highlights 16.8% ROTCE (non-GAAP)

3 Diversified Businesses Driving Growth Third Quarter 2025 Business Highlights Note: YoY = year-over-year. LQ = linked quarter. AUM = assets under management. Footnotes are presented on slide 26. Grow our client base by providing diversified financial products and services on a national basis PNC Strategic Priorities Leverage technology to provide best-in-class client service as well as ensure safety and soundness Enhance our brand by doing right by our constituents: our customers, communities, employees and shareholders Corporate & Institutional Banking  Revenue increased 10% YoY to record level  Noninterest income increased 11% LQ to record level, driven by capital markets revenue  Increased loan commitments 5% YoY, including 14% growth in expansion markets1  Grew average deposits 6% YoY, including double digit growth in expansion markets1 Retail Banking  Revenue increased 9% YoY  Grew consumer checking accounts by 2% YoY, including 6% growth in the Southwest1  Increased brokerage assets to record level  Record debit card transactions and credit card spend Asset Management Group  Revenue increased 9% YoY to record level  Asset Management fees increased 5% YoY  Record levels of AUM driven from new client acquisition and market yield  AUM in expansion markets1 increased 25% YoY, growing 3x faster than legacy markets1

4 Increased Loans and Deposits Balance Sheet Summary Linked Quarter Year over Year Average balances, $ billions 3Q25 $ % $ % Total loans $325.9 $3.2 1% $6.3 2% Investment securities $144.4 $2.5 2% $2.1 1% Federal Reserve Bank balances $34.2 $3.4 11% $(10.7) (24)% Total deposits $431.8 $8.9 2% $9.7 2% Borrowed funds $66.3 $1.0 2% $(9.8) (13)% Common shareholders’ equity $52.0 $1.3 3% $4.3 9% Period end 9/30/25 6/30/25 LQ 9/30/24 YoY AOCI ($ billions) $(4.1) $(4.7) $0.6 $(5.1) $1.0 Tangible book value per common share (non-GAAP) $107.84 $103.96 4% $96.98 11% Basel III CET1 capital ratio 1 10.6% 10.5% 10 bps 10.3% 30 bps Note: AOCI = accumulated other comprehensive income (loss). YoY = year-over-year. LQ = linked quarter. For non-GAAP figures, see reconciliation in the appendix. Footnotes are presented on slide 26.

5 Growth in C&I Drove Higher Loan Balances Note: YoY = year-over-year. LQ = linked quarter. C&I = commercial and industrial, which also includes equipment lease financing. CRE = commercial real estate. Totals may not sum due to rounding. Consolidated Average Loan Balances Total loans increased 1% LQ $101 $99 $99 $35 $32 $31 $184 $192 $196 $320 $323 $326 6.13% 5.70% 5.76% 3Q24 2Q25 3Q25 Consumer CRE C&I Total Loan Yield $ bi lli on s Consumer Loans stable LQ and (1)% YoY Total Loan Yield +6 bps LQ C&I Loans +2% LQ and +7% YoY Average Loan Roll-Forward 2% C&I growth partially offset by 3% decline in CRE $ bi lli on s 6/30/25 C&I CRE Consumer 9/30/25 $322.8 $4.4 $(1.0) $(0.2) $325.9 CRE Loans (3)% LQ and (13)% YoY

6 Well-Positioned Investment Securities and Receive Fixed Swaps Portfolios Note: Footnotes are presented on slide 26. High Quality Investment Securities Portfolio Av er ag e ba la nc es ; $ b ill io ns Investment Securities Securities yield increased 10bps LQ $142 $142 $144 3.08% 3.26% 3.36% 3Q24 2Q25 3Q25 Securities Balances Securities Yield Receive Fixed Swaps $33 $40 $45 $15 $16 $9 $48 $56 $54 9/30/24 6/30/25 9/30/25 Active Forward Starting Sp ot n ot io na l; $ bi lli on s Receive fixed rate on active swap portfolio was 3.64% as of 9/30/25 1 Duration of 3.4 years as of 9/30/25 54% 36% 10% Residential Mortgage-Backed U.S. Treasury & Gov't Agencies Other Investment Securities $144 billion

7 Deposits Increased Driven by Higher Commercial Deposits Note: YoY = year-over-year. LQ = linked quarter. Consolidated Average Deposit Balances $422 $423 $432 2.72% 2.24% 2.32% 3Q24 2Q25 3Q25 Total Deposits Rate Paid on Interest-Bearing Deposits $ bi lli on s Average Commercial Deposits Average Consumer Deposits $ bi lli on s $ bi lli on s $131 $134 $144 3Q24 2Q25 3Q25 $75 $72 $72 3Q24 2Q25 3Q25 Interest-Bearing Noninterest-Bearing $185 $189 $188 3Q24 2Q25 3Q25 $21 $21 $21 3Q24 2Q25 3Q25 Interest-Bearing Noninterest-Bearing Average deposits increased 2% LQ and YoY +7%

8 Strong Revenue Growth and Well-Controlled Expenses Income Statement Summary Quarter Year to Date $ millions except EPS 3Q25 LQ YoY YTD 2025 vs. YTD 2024 Net interest income $3,648 3% 7% $10,679 7% Noninterest income 2,267 8% 12% 6,349 6% Total revenue $5,915 4% 9% $17,028 7% Noninterest expense 3,461 2% 4% 10,231 2% Pretax, pre-provision earnings (non-GAAP) $2,454 8% 17% $6,797 14% Provision for credit losses 167 (34)% (31)% 640 1% Income taxes 465 22% 30% 1,193 18% Net income $1,822 11% 21% $4,964 15% Diluted EPS $4.35 13% 25% $11.72 17% Note: YoY = year-over-year. LQ = linked quarter. YTD = for the nine-month period ending Sep. 30. For non-GAAP figures, see reconciliation in the appendix.

9 Record Revenue; Driven by Higher Net Interest Income and Fees Note: YoY = year-over-year. LQ = linked quarter. YTD = for the nine-month period ending Sep. 30. Net interest margin is calculated using taxable-equivalent net interest income, a non-GAAP measure. For non-GAAP figures, see reconciliation in the appendix. Total Revenue $5,432 $5,661 $5,915 37% 37% 38% 3Q24 2Q25 3Q25 Quarter Year to Date $ millions 3Q25 LQ YoY YTD 2025 vs. YTD 2024 Net interest income $3,648 3% 7% $10,679 7% Net interest margin (non-GAAP) 2.79% (1) bp 15 bps 2.79% 19 bps Asset management and brokerage 404 3% 5% 1,186 7% Capital markets and advisory 432 35% 16% 1,059 17% Card and cash management 737 – 6% 2,166 4% Lending and deposit services 335 6% 5% 968 4% Residential and commercial mortgage 161 26% (11)% 423 (8)% Fee income (non-GAAP) $2,069 9% 6% $5,802 6% Other noninterest income 198 (7)% 187% 547 2% Noninterest income $2,267 8% 12% $6,349 6% Total revenue $5,915 4% 9% $17,028 7% Detail of Revenue Total Revenue Noninterest income to total revenue $ m ill io ns

10 Expenses Remain Well-Controlled Note: YoY = year-over-year. LQ = linked quarter. YTD = for the nine-month period ending Sep. 30. Footnotes are presented on slide 26. Noninterest Expense $3,327 $3,383 $3,461 61.2% 59.8% 58.5% 3Q24 2Q25 3Q25 Quarter Year to Date $ millions 3Q25 LQ YoY YTD 2025 vs. YTD 2024 Personnel $1,970 4% 5% $5,749 6% Occupancy 235 – – 715 – Equipment 416 6% 17% 1,194 13% Marketing 93 (6)% – 277 11% Other 747 (2)% (3)% 2,296 (10)% Total noninterest expense $3,461 2% 4% $10,231 2% Detail of Noninterest Expense $ m ill io ns Noninterest Expense Efficiency Ratio1

11 Strong Credit Quality Note: Footnotes are presented on slide 26. Nonperforming Loans (NPLs) Net Loan Charge-Offs (NCOs) Credit Quality Metrics $1,729 $1,251 $1,282 $849 $857 $855 $2,578 $2,108 $2,137 9/30/24 6/30/25 9/30/25 $286 $362 $309 $989 $941 $924 $1,275 $1,303 $1,233 9/30/24 6/30/25 9/30/25 $286 $198 $179 3Q24 2Q25 3Q25 Delinquencies1 Commercial Consumer $ m ill io ns $ m ill io ns $ m ill io ns 3Q24 2Q25 3Q25 NPLs / Total Loans (Period end) 0.80% 0.65% 0.65% Delinquencies / Total Loans1 (Period end) 0.40% 0.40% 0.38% NCOs / Average Loans2 0.36% 0.25% 0.22% Allowance for Credit Losses to Total Loans 1.65% 1.62% 1.61% Commercial Consumer Commercial Consumer

12 Fourth Quarter 2025 vs. Third Quarter 2025 Note: Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. For non-GAAP figures, see reconciliation in the appendix. Footnotes are presented on slide 26. $ millions; except loans, $ billions 3Q25 4Q25 Guidance1, 2 Average loans $325.9 Stable to up 1% Net interest income $3,648 Up ~1.5% Fee income (non-GAAP) $2,069 Down ~3% Other noninterest income $198 $150 – $200 Total revenue $5,915 Stable to down 1% Noninterest expense $3,461 Up 1% – 2% Net charge-offs $179 $200 – $225

13 Appendix: Cautionary Statement Regarding Forward-Looking Information We make statements in this presentation, and we may from time to time make other statements, regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting us and our future business and operations, including our sustainability strategy, that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake any obligation to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. Our forward-looking statements are subject to the following principal risks and uncertainties.  Our businesses, financial results and balance sheet values are affected by business and economic conditions, including: − Changes in interest rates and valuations in debt, equity and other financial markets, − Disruptions in the U.S. and global financial markets, − Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply, market interest rates and inflation, − Changes in customer behavior due to changing business and economic conditions or legislative or regulatory initiatives, − Changes in customers', suppliers' and other counterparties' performance and creditworthiness, − Impacts of sanctions, tariffs and other trade policies of the U.S. and its global trading partners, − Impacts of changes in federal, state and local governmental policy, including on the regulatory landscape, capital markets, taxes, infrastructure spending and social programs, − Our ability to attract, recruit and retain skilled employees, and − Commodity price volatility.

14 Appendix: Cautionary Statement Regarding Forward-Looking Information  Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting. These statements are based on our views that: − PNC’s baseline forecast remains for continued expansion, but slower economic growth in 2025 and 2026 than in 2024. The government shutdown will weaken growth, but the economy should regain that growth once the shutdown ends. Tariffs are a drag on consumer spending and business investment, while AI-related capex and wealth effects have been key supports to growth. Consumer spending growth is slowing to a pace more consistent with household income growth, and government’s contribution to economic growth will be smaller. − The baseline forecast anticipates Real GDP growth slowing to below 2% in both 2025 and 2026, accompanied by a modest increase in the unemployment rate, which is expected to peak above 4.5% in mid-2026. Tariffs remain a risk to the outlook, and a reversal in sentiment around AI would be a drag. Additionally, a prolonged government shutdown has emerged as a downside risk. − The baseline forecast is for three consecutive federal funds rate cuts of 25 basis points each at the next three Federal Open Market Committee meetings, ending in late-January 2026 and resulting in a federal funds rate in the range of 3.25% to 3.50%. However, there are two-sided risks to this outlook: (1) if inflation re-accelerates or proves more persistent than expected, the Federal Reserve may cut less or (2) if growth falters or recession emerges, easing could be deeper and more prolonged.  PNC's ability to take certain capital actions, including returning capital to shareholders, is subject to PNC meeting or exceeding minimum capital levels, including a stress capital buffer established by the Federal Reserve Board in connection with the Federal Reserve Board's Comprehensive Capital Analysis and Review (CCAR) process.  PNC's regulatory capital ratios in the future will depend on, among other things, PNC's financial performance, the scope and terms of final capital regulations then in effect and management actions affecting the composition of PNC's balance sheet. In addition, PNC's ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory review of related models and the reliability of and risks resulting from extensive use of such models.  Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain employees. These developments could include: − Changes to laws and regulations, including changes affecting oversight of the financial services industry, changes in the enforcement and interpretation of such laws and regulations, and changes in accounting and reporting standards. − Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries resulting in monetary losses, costs, or alterations in our business practices, and potentially causing reputational harm to PNC. − Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies. − Costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

15 Appendix: Cautionary Statement Regarding Forward-Looking Information  Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards.  Our reputation and business and operating results may be affected by our ability to appropriately meet or address environmental, social or governance targets, goals, commitments or concerns that may arise.  We grow our business in part through acquisitions and new strategic initiatives. Risks and uncertainties include those presented by the nature of the business acquired and strategic initiative, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, the integration of the acquired businesses into PNC after closing or any failure to execute strategic or operational plans.  Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.  Business and operating results can also be affected by widespread manmade, natural and other disasters (including severe weather events), health emergencies, dislocations, geopolitical instabilities or events, terrorist activities, system failures or disruptions, security breaches, cyberattacks, international hostilities, or other extraordinary events beyond PNC's control through impacts on the economy and financial markets generally or on us or our counterparties, customers or third-party vendors and service providers specifically. We provide greater detail regarding these as well as other factors in our most recent Form 10-K and in any subsequent Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes to Consolidated Financial Statements in those reports, and in our other subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this news release or in our SEC filings, accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

16 Appendix: Securities and Swap Runoff and AOCI Accretion Note: AOCI = accumulated other comprehensive income (loss). Footnotes are presented on slide 26. Cumulated Projected Runoff1 Securities and Swap AOCI Accretion1 19% of securities and swap portfolio projected to runoff through 2026 24% of securities and swap AOCI projected to accrete back through 2026 (4)% (7)% (11)% (16)% (19)% $(45) $(40) $(35) $(30) $(25) $(20) $(15) $(10) $(5) $- 4Q25 1Q26 2Q26 3Q26 4Q26 Securities Receive Fixed Swaps $ bi lli on s $(4.5) $(3.9) $(3.5) $(3.0) 6/30/25 9/30/25 12/31/25 12/31/26 Securities AOCI Swap AOCI Securities + Swap AOCI ProjectedHistorical 24% Burn Down 2 2

$95 $62 $8 $54 $13 3Q24 4Q24 1Q25 2Q25 3Q25 17 Appendix: Office Commercial Real Estate (CRE) Portfolio Note: NPLs = nonperforming loans. Footnotes are presented on slide 26. Office CRE Loan Balances Multi-Tenant Office CRE Portfolio Multi-Tenant loans represent 54% of total office portfolio Office CRE Net Loan Charge-Offs $ m ill io ns Multi- Tenant All Other Office Criticized Ratio3: 57.7% NPL / Loans: 19.6% Reserves / Loans: 14.5% $5.4 billion $7.2 $6.7 $6.3 $5.8 $5.4 11.3% 13.3% 13.4% 13.1% 11.8% 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 Non-Criticized Criticized, Accrual Criticized, NPL Reserves / Loans $ bi lli on s 1 2

Appendix: **Non-GAAP to GAAP Reconciliation**

Consolidated CET1 Ratio, including AOCI & Other Fully Phased-In Expanded Risk-Based Approach (ERBA) Impacts, Basel III Endgame Impacts (non-GAAP)

September 30, 2025 (estimated): $ billions	Common Equity Tier 1 Capital
Common stock, related surplus and retained earnings, net of treasury stock	$57.3
Goodwill and disallowed intangibles, net of deferred tax liabilities	(10.9)
All other adjustments	(0.1)
Common equity tier 1 capital (as reported)	$46.3
Estimated AOCI adjustments, Basel III endgame	(3.9)
Common equity tier 1 capital, including AOCI	$42.4
Estimated additional impact from threshold deductions, Basel III endgame	-
Common equity tier 1 capital, Basel III endgame	$42.4
Common equity tier 1 ratio	10.6%
Common equity tier 1 ratio, including AOCI (non-GAAP)	9.7%
Common equity tier 1 ratio, fully phased-in ERBA, Basel III endgame (non-GAAP)	9.4%

September 30, 2025 (estimated): $ billions	Risk-Weighted Assets (RWA)
RWA, standardized approach	$435.3
Estimated impacts to RWA from AOCI adjustments	2.7
RWA, including AOCI	$437.9
Additional net impacts to RWA from Basel III endgame	11.0
RWA, fully phased-in ERBA, Basel III endgame	$449.0

As permitted, PNC has elected to exclude AOCI related to both available for sale securities and pension and other post-retirement plans from CET1 capital. CET1 ratio, including AOCI, is a non-GAAP measure and is calculated based on common equity Tier 1 capital, inclusive of AOCI adjustments, divided by risk-weighted assets, inclusive of AOCI adjustments. AOCI adjustments include ASC 320 Investments – Debt Securities and ASC 815 Derivatives and Hedging, ASC 715 Compensation – Retirement Benefits, as well as changes related to deferred taxes. We believe this non-GAAP measure shows, among other things, the impact of adding back net unrealized gains and subtracting net unrealized losses on AFS / HTM securities and the subsequent impact to our CET1 ratio. CET1 ratio, Basel III Endgame, is a non-GAAP measure and is calculated based on common equity Tier 1 capital, inclusive of AOCI and additional Basel III Endgame adjustments, divided by risk-weighted assets, inclusive of AOCI and additional Basel III Endgame adjustments. Additional Basel III Endgame adjustments include MSR threshold deductions, as well as adjustments related to credit risk, operational risk, credit valuation adjustments, and market risk. We believe this non-GAAP measure shows, among other things, the full impact of the Basel III Endgame NPR and the subsequent impact to our CET1 ratio. Totals may not sum due to rounding.

PNC

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19 Appendix: Non-GAAP to GAAP Reconciliation Pretax, Pre-Provision Earnings (non-GAAP) For the three months ended For the nine months ended $ millions Sep. 30, 2025 Jun. 30, 2025 Sep. 30, 2024 Sep. 30, 2025 Sep. 30, 2024 Total revenue $5,915 $5,661 $5,432 $17,028 $15,988 Total noninterest expense 3,461 3,383 3,327 10,231 10,018 Pretax, Pre-Provision Earnings (non-GAAP) $2,454 $2,278 $2,105 $6,797 $5,970 We believe that pretax, pre-provision earnings is a useful tool to help evaluate the ability to provide for credit costs through operations and provides an additional basis to compare results between periods by isolating the impact of provision for credit losses, which can vary significantly between periods.

20 Appendix: Non-GAAP to GAAP Reconciliation Fee Income (non-GAAP) For the three months ended For the nine months ended $ millions Sep. 30, 2025 Jun. 30, 2025 Sep. 30, 2024 Sep. 30, 2025 Sep. 30, 2024 Noninterest income Asset management and brokerage $404 $391 $383 $1,186 $1,111 Capital markets and advisory 432 321 371 1,059 902 Card and cash management 737 737 698 2,166 2,075 Lending and deposit services 335 317 320 968 929 Residential and commercial mortgage 161 128 181 423 459 Fee income (non-GAAP) $2,069 $1,894 $1,953 $5,802 $5,476 Other income 198 212 69 547 536 Total noninterest income $2,267 $2,106 $2,022 $6,349 $6,012 Fee income is a non-GAAP measure and is comprised of noninterest income in the following categories: asset management and brokerage, capital markets and advisory, card and cash management, lending and deposit services, and residential and commercial mortgage. We believe this non-GAAP measure serves as a useful tool for comparison of noninterest income related to fees.

21 Appendix: Non-GAAP to GAAP Reconciliation Taxable-Equivalent Net Interest Income (non-GAAP) The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest income, we use interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP. Taxable-equivalent net interest income is only used for calculating net interest margin. Net interest income shown elsewhere in this presentation is GAAP net interest income. For the three months ended For the nine months ended $ millions Sep. 30, 2025 Jun. 30, 2025 Sep. 30, 2024 Sep. 30, 2025 Sep. 30, 2024 Net interest income $3,648 $3,555 $3,410 $10,679 $9,976 Taxable-equivalent adjustments 30 28 33 86 101 Taxable-Equivalent Net Interest Income (non-GAAP) $3,678 $3,583 $3,443 $10,765 $10,077

22 Appendix: Non-GAAP to GAAP Reconciliation Tangible Book Value per Common Share (non-GAAP) Tangible book value per common share is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by period end common shares outstanding. We believe this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value. For the three months ended $ millions, except per share data Sep. 30, 2025 Jun. 30, 2025 Sep. 30, 2024 Book value per common share $135.67 $131.61 $124.56 Tangible book value per common share Common shareholders’ equity $53,235 $51,854 $49,442 Goodwill and other intangible assets (11,163) (11,137) (11,188) Deferred tax liabilities on goodwill and other intangible assets 243 242 240 Tangible common shareholders’ equity $42,315 $40,959 $38,494 Period end common shares outstanding (in millions) 392 394 397 Tangible Book Value per Common Share (non-GAAP) $107.84 $103.96 $96.98

23 Appendix: Non-GAAP to GAAP Reconciliation Tangible Common Equity Ratio (non-GAAP) Tangible common equity ratio is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by tangible assets. We believe this non-GAAP measure to be a key financial metric in assessing capital adequacy. For the three months ended $ millions Sep. 30, 2025 Jun. 30, 2025 Sep. 30, 2024 Tangible common shareholders’ equity Common shareholders’ equity $53,235 $51,854 $49,442 Goodwill and other intangible assets (11,163) (11,137) (11,188) Deferred tax liabilities and other intangible assets 243 242 240 Tangible common shareholders’ equity $42,315 $40,959 $38,494 Tangible assets Total assets $568,767 $559,107 $564,881 Goodwill and other intangible assets (11,163) (11,137) (11,188) Deferred tax liabilities on goodwill and other intangible assets 243 242 240 Tangible assets $557,847 $548,212 $553,933 Tangible common equity ratio (non-GAAP) 7.59% 7.47% 6.95%

24 Appendix: Non-GAAP to GAAP Reconciliation Return On Average Tangible Common Equity (non-GAAP) Return on average tangible common equity is a non-GAAP financial measure and is calculated based on annualized net income attributable to common shareholders divided by tangible common equity. We believe that return on average tangible common equity is useful as a tool to help measure and assess a company's use of common equity. For the three months ended $ millions Sep. 30, 2025 Jun. 30, 2025 Sep. 30, 2024 Return on average common shareholders’ equity 13.24% 12.20% 11.72% Average common shareholders’ equity $51,969 $50,676 $47,628 Average goodwill and other intangible assets (11,157) (11,145) (11,198) Average deferred tax liabilities on goodwill and other intangible assets 241 241 241 Average tangible common equity $41,053 $39,772 $36,671 Net income attributable to common shareholders $1,735 $1,542 $1,406 Net income attributable to common shareholders, annualized $6,883 $6,185 $5,582 Return on average tangible common equity (non-GAAP) 16.77% 15.55% 15.22%

25 Appendix: Preferred Dividends Preferred Dividends The above represents our current estimate for preferred dividends in 2025 for currently outstanding series as of October 15, 2025. This estimate assumes that current preferred stock remains outstanding. Totals may not sum due to rounding. For the three months ended For the year ended $ millions Mar. 31, 2025 Jun. 30, 2025 Sep. 30, 2025 Dec. 31, 2025 Dec. 31, 2025 Preferred dividends $71 $84 $71 $84 $309

26 Earnings Presentation Footnotes Slide 2 – Strong 3Q25 Results 1. Efficiency ratio calculated as total noninterest expense divided by total revenue. 2. Net loan charge-off ratio represents annualized net loan charge-offs to average loans for the three months ended. 3. Basel III common equity Tier (CET) 1 capital ratio – 9/30/25 ratio as used in this presentation is estimated. Details of the calculation are in the financial highlights section of the earnings release. Slide 3 – Diversified Businesses Driving Growth 1. PNC Expansion Markets: refer collectively to PNC’s Southeast, Southwest and De Novo markets, excluding the business operations of PNC’s national businesses. Southeast markets include PNC markets in the states of Florida, Georgia, North Carolina and South Carolina. These markets were acquired or heavily influenced by the BankAtlantic branch and RBC Bank (USA) acquisitions of 2011 and 2012, respectively. Southwest markets include PNC markets in the states of Alabama, Arizona, California, Colorado, Nevada, New Mexico and Texas. These markets were acquired or heavily influenced by the BBVA USA acquisition in 2021. De Novo markets include PNC markets in the states of Massachusetts, Minnesota, Oregon, Tennessee, Washington, Kansas and for C&IB and AMG only, the metropolitan statistical area of Kansas City. De Novo markets reflect markets that PNC has opened organically since 2012 and are otherwise not included in the Southeast or Southwest markets. PNC Legacy Markets refer to all PNC markets not included in the definition of PNC Expansion Markets and also exclude PNC’s national businesses. Legacy markets include PNC markets in the states of Delaware, Illinois, Indiana, Kentucky, Maryland, Michigan, Missouri, New Jersey, New York, Ohio, Pennsylvania, Virginia, West Virginia, Wisconsin, and the District of Columbia. Legacy markets exclude C&IB and AMG presences in the metropolitan statistical area of Kansas City. PNC’s national businesses include PNC Business Credit, PNC Real Estate, PNC Asset Backed Finance, PNC’s advisory businesses and PNC’s Residential Mortgage business. Slide 4 – Increased Loans and Deposits 1. Basel III common equity Tier (CET) 1 capital ratio – 9/30/25 ratio as used in this presentation is estimated. Details of the calculation are in the financial highlights section of the earnings release. Slide 6 – Well-Positioned Investment Securities and Receive Fixed Swaps Portfolios 1. As of 9/30/25, the receive fixed rate on forward starting swaps was 4.11% and the receive fixed rate on the total swap portfolio, including active and forward starting swaps, was 3.71%. Slide 10 – Expenses Remain Well-Controlled 1. Efficiency ratio calculated as total noninterest expense divided by total revenue. Slide 11 – Strong Credit Quality 1. Delinquencies represent accruing loans past due 30 days or more. Delinquencies to Total Loans represent delinquencies divided by period end loans. 2. Net loan charge-offs (NCOs) / Average Loans represent annualized net loan charge-offs to average loans for the three months ended. Slide 12 – Fourth Quarter 2025 vs. Third Quarter 2025 1. Average loans, net interest income, fee income, total revenue and noninterest expense outlooks represent estimated percentage change for 4Q25 compared to the respective 3Q25 figures presented in the table. 2. The 4Q25 guidance range for total revenue and other noninterest income does not forecast net securities gains or losses and activities related to Visa Class B common shares. Slide 16 – Appendix: Securities and Swap Runoff and AOCI Accretion 1. Cumulative projected runoff and accumulated other comprehensive income (AOCI) accretion are calculated along market implied forward interest rates as of 9/30/25, and capture scheduled principal payments, contractual maturities, and projected prepayments using internally validated models / assumptions. This represents our portfolio as of 9/30/25 and does not reflect future changes in composition of the securities portfolio. 2. Accumulated other comprehensive income (AOCI) of negative $4.5 billion as of 6/30/25 and negative $3.9 billion as of 9/30/25 represents accumulated other comprehensive income (AOCI) related to ASC 320 Investments – Debt Securities and ASC 815 Derivatives and Hedging but excludes approximately negative $170 million as of 9/30/25 and approximately negative $160 million as of 6/30/25 of AOCI related to ASC 715 Compensation – Retirement Benefits and ASC 830 Foreign Currency Matters. Slide 17 – Appendix: Office Commercial Real Estate (CRE) Portfolio 1. Criticized, accrual loans represent loans that are designated as criticized, but still accruing. 2. Criticized, nonperforming (NPL) loans represent loans that are designated as criticized and nonperforming. 3. Criticized ratio represents criticized loans / total loans.